Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED-REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

COLOCATION AGREEMENT

Through this private instrument, on one side, PAGSEGURO INTERNET SA, a company headquartered in the city of São Paulo, São Paulo State, at Avenida Brigadeiro Faria Lima, no1384, 40andar — Parte A, Jardim Paulistano, Brazil, CEP 01451-001, enrolled on the Corporate Taxpayer’s National Register at the Ministry of Finance (CNPJ/MF) under no. 08.561.701/0001-01 - 01JURÍDICO_UI, hereinafter referred to as “CLIENT” and on the other UOL DIVEO TECNOLOGIA LTDA., a company established at Alameda Barão de Limeira, 425, 1° andar, Campos Elísios, in the city of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0001-60, and local offices at Avenida Ceci, n° 1850, in the city of Barueri, São Paulo State, duly enrolled on the CNPJ under no. 01.588.770/0008-36, at Alameda Glete, 700 - 2° andar, Campos Elíseos, in the city of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0011-31 and at Alameda Barão de Limeira, n° 425 - 2° andar, Campos Elíseos, in the city of São Paulo, São Paulo State, enrolled on the CNPJ under no. 01.588.770/0010-50, hereinafter referred to simply as “UOL DIVEO”, both belonging to the same economic group as UNIVERSO ONLINE (UOL), represented in the form of its articles of incorporation.

agree to execute this Colocation Agreement (“Agreement”), in accordance with the following clauses and conditions.

FIRST CLAUSE - PURPOSE

1.1.     The purpose of this Agreement is the contracting by the CLIENT of data hosting, including the assignment of physical space, the leasing of equipment and the provision of internet access and/or the assignment of infrastructure for IT and the provision of Internet access in the company’s Data Center, in accordance with the modality and conditions described in the Technical-Commercial Proposal (“Proposal”) and/or on the respective Purchase Order and in the SLA Annex, which will form an integral part of this Agreement together with the Annex I - Technical Specifications of the Colocation and Annex II - SLA

1.1.1. In the event of contradiction or doubt between the terms of this Agreement and the Proposal or other documents, the terms of the Agreement will prevail.

1.2.     In addition to the activities described above, the CLIENT may contract management services, as detailed in the Proposal and/or Purchase Order.

1.3.     Depending on the contracting modality and the requested technical scope, UOL DIVEO may make software licenses available, described and detailed in the Proposal, subject to the provisions of clause 5.1.10.

1.4.     UOL DIVEO is guaranteed the right to designate, in common agreement with the CLIENT, a new area in its Data Center, with the same conditions of the contracted area, with prior notice in writing, at least 30 (thirty) days in advance.

SECOND CLAUSE – PRICES AND ADJUSTMENTS

2.1.     The prices for Hosting are those mentioned on the Purchase Order and/or Proposal. In the event of creation, institution or alteration of taxes, UOL DIVEO will review the amounts contained in the collection document in order to reflect such changes.

2.2.     The Parties hereby elect the National Extended Consumer Price Index (IPCA), as an index of monetary restatement, applicable to prices, every 12 (twelve) months, counting from the signing of the Activation Agreement by the CLIENT. In the absence of this index or, if permitted by law or by court decision, the official index that might come to replace it or, if it does not exist, another index of monthly variation, calculated pro rata die, and that most efficiently avoids the inflationary effects of the national currency, will be applied to the prices.

2.2.1. In the event of delay or failure to publish the applicable index, UOL DIVEO will issue the bills using the latest published index. Immediately after the next publication of said index, UOL DIVEO will issue the notes for the payment and/or reimbursement of the difference between the amount already charged and the amounts actually due.

EXECUTION VERSION

2.3.     For the purposes of this Agreement, the Activation Agreement is understood to be the document to be signed by the CLIENT, after completing the tests of suitability and acceptance of the items contracted, and such tests shall be performed in conjunction with UOL DIVEO.

2.3.1. The Activation Agreement shall be signed by the CLIENT within 5 (five) days after the communication of availability of the items contracted, subject to the provisions of clause 12.5 sent by UOL DIVEO. If the CLIENT does not sign the Activation Agreement or does not express the opinion that it refuses the Hosting within the abovementioned term, this will automatically be considered accepted by the CLIENT.

2.4.     If the CLIENT directly contracts third party telecommunication services, it shall be responsible for reimbursing the expenses incurred by UOL DIVEO for the use of infrastructure by the CLIENT.

2.5.    In the event of facts or acts that could adversely affect the economic and financial balance, including but not limited to fluctuations in the electrical energy costs related to this agreement, the parties will use their best efforts to regulate and discipline the situation then created in order to avoid any loss of an economic, financial or any other nature.

THIRD CLAUSE — METHOD OF PAYMENT

3.1.     The method of payment is established in the Purchase Order(s) and/or Proposal(s).

3.2.     Failure to pay on the due date, of any and all amounts charged on the basis of this Agreement, will imply the automatic application of a fine of 2% (two percent) and arrears interest of 1% (one percent) per month, in addition to monetary restatement based on the IPCA, calculated from the due date until the date of actual payment of the outstanding balance.

3.2.1. The Hosting may be suspended if the CLIENT’s default lasts for thirty (30) days counting from the due date and in this case will not be restarted unless all amounts owed are paid in full, without prejudice to UOL DIVEO’s right to terminate this Agreement.

FOURTH CLAUSE — THE CLIENT’S OBLIGATIONS

4.1.     Without prejudice to the other obligations set forth in this Agreement, the CLIENT undertakes:

4.1.1. To supply, in writing, all technical data that may come to be requested by UOL DIVEO that is necessary for the execution of the Services.

4.1.2. Unless otherwise agreed by the parties, the CLIENT will be responsible for including in its premises all the infrastructure necessary for the installation of the UOL DIVEO equipment, in accordance with the specifications to be supplied by UOL DIVEO.

4.1.3. When applicable, to allow the installation of UOL DIVEO equipment on its premises.

4.1.4. To sign the Activation Agreement of the items contracted, as soon as it becomes operational, as a condition for the beginning and continuity of the Hosting.

4.1.5. Not to sell, bind, pawn, rent, or offer as a guarantee, or in any way, dispose of any equipment, including hardware and software, owned by UOL DIVEO, which will remain the property of UOL DIVEO until the end of the agreement.

4.1.6. To refrain from repairing, modifying, or even adding new components or connections, or making alterations and/or changes of any kind to the Data Center, as well as to the equipment owned by UOL DIVEO without prior written authorization from UOL DIVEO.

4.1.7. To make payments due for contracted items, in accordance with that set forth in this Agreement and its respective Purchase Orders.

EXECUTION VERSION

4.1.8. The CLIENT shall take the due precautions to protect the UOL DIVEO’s and other clients’ installations and equipment installed in the Data Center.

4.1.9. To be responsible, during the term of validity of this Agreement, for the expenses arising from trips, stays at and meals of UOL DIVEO’s technician at the CLIENT’s premises, provided that they are previously agreed between the parties.

4.1.10. The CLIENT is responsible for the proper use of the licenses made available by UOL DIVEO throughout the term of validity of the Agreement and while the licenses are made available to the CLIENT, it must know and observe the rules of use for such licenses. The CLIENT shall also request and/or inform UOL DIVEO of any change in the scope of the project that impacts the use of the licenses. Any penalty or fine that may come to be applied by the licensing company on UOL DIVEO, if the applicable rules are not observed, may be transferred from UOL DIVEO to the CLIENT, provided that its fault is proven.

4.1.10.1. UOL DIVEO and/or the licensing company may, at any time, up on prior notification 15 days in advance, conduct a verification audit of the use of the licenses made available to the CLIENT. This audit can be performed in the form of questions that must be answered by the CLIENT within 30 (thirty) days of sending the questionnaire or analyzing the server configurations, through an evaluation of the operational system parameters, applications and items linked to the use of the license.

4.1.10.2.The licenses made available by UOL DIVEO may not be made unavailable or transferred for use by third parties during the term of validity of the agreement without the consent of the CLIENT.

FIFTH CLAUSE —UOL DIVEO’S OBLIGATIONS

5.1.     Without prejudice to the other obligations set forth in this Agreement, UOL DIVEO undertakes to:

5.1.1. Provide the Hosting in the form contracted and described in clause 1.1.

5.1.2.Be responsible, during the term of validity of this Agreement and its respective Purchase Order, for expenses arising from employment and social security charges of its employees.

5.1.3. Carry out preventive and corrective maintenance of the items provided by UOL DIVEO.

5.1.4. After completion of the installation, complete the tests together with CLIENT’s technical personnel for it to issue the Activation Agreement for each Purchase Order.

SIXTH CLAUSE — USE OF THE INTERNET

6.1.    When applicable, that is, if the provision of access to the internet has been contracted or is available to the CLIENT, the following provisions must be respected:

6.1.1. The CLIENT agrees (i) to comply with all local, domestic and international laws and regulations governing the use of the internet; (ii) to know and comply with the “Use Policy” available on the UOL DIVEO website (http://www.uoldiveo.com.br) which prohibits some activities such as (a) obtaining or attempting to obtain unauthorized access to another account, host or network (hacking) and (b) distributing, posting or sending messages to entities that do not request such messages expressly (also known in the market as spamming).

6.1.2. UOL DIVEO reserves the right, having ascertained and proven any breach of the above clause, especially with regard to spamming, 24 hours after written notice, in the event that an agreement has not been reached with the CLIENT, to disable the items possibly placed at the disposal of the CLIENT, if the problem is not solved, UOL DIVEO may immediately suspend the related services, and the CLIENT must maintain all other obligations related to the agreement, including making payments, under penalty of bearing the sanctions set forth in clause 3.2.1.

EXECUTION VERSION

6.1.3. The CLIENT understands that the Internet is not owned by UOL DIVEO and also it is not operated or administered or in any way affiliated with UOL DIVEO. Thus, all content, services, information and other materials that may be offered, made available or accessed through the internet are supplied exclusively by third parties who are not affiliated to UOL DIVEO.

6.1.4. The use of the internet by the CLIENT, by the CLIENT’s clients or any other authorized user is the sole responsibility of the respective user and this user will be subject to all the laws and regulations that apply. UOL DIVEO does not guarantee that the provision of internet access will be uninterrupted or free of errors, or that any information, software or other material that may be accessed by the internet is free from viruses, debilitating code, worms or other malicious components.

6.1.5. The CLIENT further understands that the internet contains materials that have not been edited, some of which are sexually explicit or that may be offensive to some people and that the CLIENT’s access to such materials is its sole responsibility. UOL DIVEO has no control and accepts no responsibility for such materials.

6.1.6. If the CLIENT contracts firewall services, which may have the objective of reducing the CLIENTs risks when accessing the internet, it is clear that UOL DIVEO will not be responsible for any problems that the CLIENT might come to have with invasion, and the CLIENT is aware that invasions can occur within the company’s own environment, and for this type of invasion, UOL DIVEO does not employ any kind of security, except if caused exclusively by UOL DIVEO employees.

6.1.6.1. The application of the security filters will always be done from the external environment to the internal (read external as Internet), and the reverse direction is not applied. Therefore, if the CLIENT is practicing acts contrary to our Acceptable Use Policy, UOL DIVEO may apply punishments also set forth in the agreement.

SEVENTH CLAUSE — TERM OF VALIDITY

7.1.    This Agreement will enter into force on January 01, 2017 and will remain valid for a period of 5 (five) years, and may only be renewed upon signature of an addendum.

7.1.1. In the event of cancellation by the CLIENT prior to the signing of the Activation Agreement or before completing the 48 (forty-eight) hours from the sending of communication of the availability of the items contracted by UOL DIVEO, the latter will bear all the costs involved for the installation of the Hosting.

NINTH CLAUSE — ASSIGNMENT

9.1.     The Parties may assign and transfer, in whole or in part, this Agreement, upon prior written communication of the other Party, and in cases of corporate restructuring of any of the Parties, within the modalities set forth in the applicable corporate legislation, and the succeeding entity is subrogated in all rights and obligations assumed in this Agreement.

9.1.1. The parties agree that if the CLIENT ceases to be a direct controller of UOL DIVEO, UOL DIVEO shall communicate the corporate change to the CLIENT 60 (sixty) days in advance, it being at the CLIENT’s discretion whether to terminate the agreement, free of charge, or renegotiate the clauses of the agreement.

TENTH CLAUSE — CONFIDENTIALITY

10.1.    The parties agree that all information supplied by the other party for the performance of this Agreement will be deemed to be confidential (“Confidential Information”) and will remain the sole and exclusive property of the party disclosing it (Disclosing Party).

EXECUTION VERSION

10.2.    Neither party may disclose Confidential Information to any person without the written consent of the Disclosing Party, except for its employees, contractors or suppliers and/or affiliates who need to receive this information for the faithful performance of this Agreement, and they must agree to the terms of this Clause.

10.3.    The obligations of this clause will survive for a period of two (2) years after the end or termination of this Agreement.

10.4.    The provisions of this Clause do not apply to any Confidential Information that: (i) is already known to the Receiving Party on the date on which it was disclosed by the Disclosing Party; (ii) is available to the public without violation by the Receiving Party of its obligations established herein; (iii) is disclosed to the Receiving Party free of restrictions by a third party who had legal permission to make such disclosure; (iv) is independently carried out by the Receiving Party; (v) has been disclosed by requirement of law or court order.

10.5.    UOL DIVEO may use the CLIENT’s name and trademark in promotional material and/or on the UOL DIVEO website (www.uoldiveo.com.br), provided that the material is previously approved by the CLIENT.

10.6.    By common agreement between the CLIENT and UOL DIVEO, UOL DIVEO’s “Virtual Seal”, defined below, will be displayed in the footer of the CLIENT’s website, so that it is visible during navigation of the entire site.

10.6.1.The Virtual Seal consists of material created by UOL DIVEO for dissemination to the general public about the hosting of the CLIENT’s site in the UOL DIVEO Data Center.

10.6.2. UOL DIVEO will make the Virtual Seal available to the CLIENT, and the CLIENT must forward the final layout of the page of the website with the Virtual Seal included to UOL DIVEO for approval prior to the dissemination.

10.6.3. In the event of termination of the Agreement, regardless of the reason, or if UOL DIVEO so requests, in writing and for any reason, the CLIENT shall delete the Virtual Seal from the website within 24 hours from the termination of the Agreement or the request.

10.6.4. Any alteration to the content, size, format or characteristics of the Virtual Seal without express and prior authorization from UOL DIVEO is expressly forbidden. The Virtual Seal is and will remain the property of UOL DIVEO.

ELEVENTH CLAUSE — LIABILITY

11.1.    In the event of non-compliance with the levels of availability, as defined in Annex I, through UOL DIVEO’s proven responsibility, which exceeds the minimum availability period, the CLIENT will be entitled to a credit in the month following the interruption, as compensation.

11.2.    Neither party will be liable for the payment of compensation for losses and damages, loss of profits and/or direct damages incurred by virtue of this agreement, in an amount greater than the sum of twelve (12) monthly payments prior to that of the event giving rise to the damage.

11.3.    The parties represent and warrant that no equipment used by them pursuant to this Agreement violates any patent, copyright, trade secret or any other property rights, including intellectual, of the other party or any third party, nor will it interfere with the functioning of UOL DIVEO’s equipment or resources.

11.4.    The parties represent and warrant that they are aware of, agree with and will comply with all laws, rules and regulations that apply to this Purchase Order/Agreement and the activities to be carried out by them hereunder.

11.5.    UOL DIVEO will be solely responsible for all employment, social security, tax and accident obligations arising from the employment relationship between it and its employees, agents or any other professionals who are designated to execute the Hosting and other items contracted.

EXECUTION VERSION

TWELFTH CLAUSE – GENERAL PROVISIONS

12.1.    The parties acknowledge that the nullity or invalidity of any of the contractual clauses will not adversely affect the validity and effectiveness of the other clauses and of the Agreement itself.

12.2.    The tolerance by either party for non-compliance with the conditions set forth herein will represent mere liberality and shall cannot be invoked as a contractual novation or waiver of rights and may be exercised by the party who feels adversely affected at any time.

12.3.    This Agreement cannot be amended except by an addendum in writing and signed by the parties.

12.4.    In no case will this agreement give either party the right or authority to represent the other before any third party.

12.5.    All notifications required under this Agreement will be (a) delivered in person, (b) sent by registered mail, or (c) transmitted by facsimile (with a confirmation copy also sent by registered mail) to the parties at the addresses specified in the Purchase Order, or other addresses that either party informs the other in writing.

12.6.    The parties may not be held liable for failure to comply with their obligations under this Agreement as a result of acts of God or force majeure events that temporarily or definitively prevent compliance with any of these obligations, as provided in Article 393 of the Brazilian Civil Code. The party intending to use the exemption set forth in this Clause shall inform the other immediately, in writing, of the occurrence of the act of God or force majeure event, also reporting the estimated duration of said event.

12.7.    If the availability of software licenses is contracted for the use of the CLIENT itself or for the use of the CLIENT’s clients, the following clauses apply:

12.7.1. The CLIENT may not remove, modify or omit any notice of copyright, registered trademark or other notices of property rights that are contained in or appear on the licensed products.

12.7.2. The CLIENT may not reverse engineer, decompile, or disassemble the licensed products except to the extent that such activity is expressly permitted by applicable legislation.

12.7.3. The CLIENT disclaims liability, to the extent permitted by applicable legislation, of all warranties offered by the licensing company, its affiliates or suppliers for any direct, indirect or consequential damages arising from the availability of the software.

12.7.4. UOL DIVEO will provide support for the software contracted by the CLIENT.

12.7.5. The Products Licensed by UOL DIVEO with the licensing company are assigned, for use for the contracted period, for the restricted use of the CLIENT. All rights and ownership of the intellectual property relating to the licensed products and their component elements are the property of the licensing company and its suppliers. Licensed products are protected by copyright laws and international copyright treaties, as well as by other international intellectual property laws and treaties. The possession, access or use of the products licensed by the CLIENT does not transfer any ownership of the licensed products or any intellectual property rights.

12.7.6. UOL DIVEO may supply the licensing company with the necessary information about the CLIENT to obtain and maintain the licenses.

12.7.7. The CLIENT is aware that the licensed products are not protected against failures. The products have not been designed or created to tolerate any situation where product failure could lead to death or serious personal injury or severe physical or environmental damage (“High Risk Use”). The CLIENT is not authorized to use the products in High Risk situations or in conjunction with high risk situations. High Risk Use is strictly prohibited. For example, High Risk Use includes: vessels or other mass human transportation, nuclear or chemical installations, and Class III medical equipment set forth in the Federal Food, Drug and Cosmetic Act. The CLIENT agrees not to use, distribute, or sublicense the use of the products in high risk situations or in conjunction with high risk situations.

EXECUTION VERSION

12.7.8 The CLIENT shall maintain a copy of the End User License Terms with any service equipment.

12.8.    This Agreement, together with the Purchase Order, the Proposal and other Annexes, constitute the entire agreement between the parties in relation to the contracted subject matter and replaces any prior or contemporaneous agreement, whether in writing or verbal, and individual declarations of will made by the parties in a manner other than that agreed in these documents shall be considered null and void.

12.9.    The parties agree that the conditions related to termination, adjustment by the energy index and SLA will be regulated by an agreement with a similar purpose agreed between UOL and UOL DIVEO.

12.10.    The CLIENT declares that the proxies and/or legal representatives who sign this instrument are duly incorporated in the form of their respective Bylaws/Articles of Incorporation, with powers to assume all obligations contracted herein.

12.11.    This agreement cancels and replaces all and any contract or other agreements previously executed between the Parties, whether in written or verbal form.

12.12.    This Agreement will be governed by Brazilian law.

THIRTEENTH CLAUSE - JURISDICTION

13.1.    The parties elect the venue of São Paulo/São Paulo State, to settle any dispute arising from this Agreement.

In witness whereof, the Parties execute this Agreement in 02 (two) counterparts of equal content and form, together with two witnesses appointed and identified in the respective Purchase Order.

Sao Paulo, January 01, 2017.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Renato Bertozzo Duarte
Name: Rogildo Torquato Landim Identity Card no.	Name: Identity Card no.

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Marcelo Ivaldo da Silva
Name: Renato Bertozzo Duarte Identity Card no.	Name: Marcelo Ivaldo da Silva Identity Card no.

WITNESSES:

Name:	Name:
Identity Card no.	Identity Card no.

EXECUTION VERSION

ANNEX I – TECHNICAL SPECIFICATION FOR THE COLOCATION SERVICE

1.    UOL DIVEO will provide an enabled electronic card per person for access to the internal areas of the DC. This card is owned by UOL DIVEO and shall be returned at the end of the visit.

2.    The loss, robbery, theft, misplacement or damage to the electronic card must be immediately communicated to UOL DIVEO’s security, so that said card is disabled. UOL DIVEO disclaims any responsibility for the misuse of such card, including for improper access to the CLIENT’s and other third party equipment. The replacement of this card will cost R$15.00.

3.    The CLIENT will notify UOL DIVEO of any significant addition or removal of equipment (i.e. shelves or racks). Installations and removals will be approved by and coordinated by UOL DIVEO’s local administration.

Space Specifications

4.    The CLIENT will not place the Colocation Service at risk and nor will it damage the property of other colocated CLIENTS, of UOL DIVEO, of the landlord or another third party or parties in any way.

5.    The CLIENT will take due precautions to protect the common property of UOL DIVEO and the landlord in addition to the nearby equipment belonging to other clients or to other third parties. This includes protecting the floor, walls and telecommunications equipment while moving equipment and notifying UOL DIVEO of any major reorganization of equipment, drilling, etc.

6.    The CLIENT will follow good maintenance practices. All the waste should be discarded daily at the expense of the CLIENT. Any waste or empty boxes not discarded by the CLIENT will be subject to removal by UOL DIVEO with any associated fee borne by the CLIENT.

7.    Nothing can be stored outside the designated rack space. A minimum of 75 cm of corridor space must be kept at the front and back of the equipment.

8.    No combustible or hazardous materials can be stored in the area.

9.    All equipment must be installed within the designated rack or designated cabinet.

10.    The cabling between racks, within the CLIENT’s area, as well as the patch cords (connection cables between the connection panels and the CLIENT’s equipment) shall be provided by the CLIENT.

11.    The CLIENT is responsible for terminating the power and DC signal cabling in its Equipment.

12.    The CLIENT will follow the normal standards of the telecommunications industry in relation to the installation and removal of the equipment in a central office environment. UOL DIVEO’s standards must be followed for the connection of the cables that interface with UOL DIVEO. All installations are subject to approval by UOL DIVEO.

13.    The permanent use of extensions is not permitted.

14.    All local, state and federal laws will be obeyed. Local demands for unionized labor, especially AC electrical work, must also be respected. General rules for building maintenance will also be followed.

15.    The CLIENT will follow the UOL DIVEO access procedures, in addition to the procedures required by the proprietor or owner of the Sites, at all times. The CLIENT must coordinate its first visit to a certain UOL DIVEO site with the UOL DIVEO operations department, giving at least five (5) days prior notice of such visit. For all subsequent entries, the CLIENT will follow the procedure described below:

16.    The closed racks will be monitored electronically during visits.

17.    Access to the colocation area will be gained through compliance with all security protocols, namely:

EXECUTION VERSION

(c1)    possession and use of valid electronic card delivered to the CLIENT.

(c2)    knowledge of a numerical password corresponding to the card in (c1).

(c3)    prior registration of name and identification document, which will be collected at the time of the visit.

18.    The CLIENT agrees to notify UOL DIVEO in writing with respect to the complete identification of new personnel with authorized access to the colocation area, as well as the exclusion of any persons.

19.    UOL DIVEO reserves the right, without the CLIENT’s prior consent, but registered, to give access to UOL DIVEO technicians for security inspections and verification of compliance with the contractual clauses.

20.    If UOL DIVEO notifies the CLIENT in writing of a violation of the above rules or any other unsafe situation or practice, the CLIENT must correct the problem within three days or supply a written plan for the correction to UOL DIVEO’s satisfaction and with a proposed end date. UOL DIVEO can, at its discretion, grant additional time. If the problem is not solved within three days or within the agreed time, whichever is longer, UOL DIVEO will have the option of either (i) correcting the problem at the expense of the CLIENT, or (ii) terminating the Purchase Order/Agreement that applies and disconnecting the power and signal connections to the CLIENT’s equipment.

21.    Extreme security breaches or conditions that pose an immediate threat to the safety of UOL DIVEO employees or the public, which interfere with the performance of UOL DIVEO’s service obligations or pose an immediate threat to the physical integrity of the UOL DIVEO installations, will be subject to immediate correction by UOL DIVEO without prior notification to the CLIENT. UOL DIVEO will not be liable for any actions deemed necessary for the specific purpose of correcting such breaches or conditions, including but not limited to any damage to the Equipment or any interruption to the Colocation Service. Corrections made by UOL DIVEO of breaches caused by the CLIENT are made at the expense of the CLIENT and will be charged to the CLIENT according to the UOL DIVEO rates then in force.

22.    EMERGENCY TELEPHONE NUMBERS/RELOCATION OF EQUIPMENT: UOL DIVEO will have the right to enter any Space at any time for the purpose of inspecting it. The CLIENT will give UOL DIVEO a telephone number through which it can contact it during 24 (twenty-four) hours a day (field 9.2 - Purchase Order/Agreement), in order to allow UOL DIVEO to notify it and resolve any issues related to each Colocation Purchase Order. In addition to this, the CLIENT will indicate such number in a visible place on the Equipment installed in the Space.

23.    UOL DIVEO also reserves the right, at any time during the Term of Colocation Service of any Space, or during any period of renewal thereof, to require the CLIENT to relocate the Equipment to another Space on the same Site, which will provide comparable environmental conditions and comparable accessibility to the Equipment, provided that thirty (30) days prior written notice is given. In an emergency, the notice period referred to in this item may be reduced to a period of time that may be reasonable under the circumstances.

24.    CONDUCT IN THE SPACE AND ON THE SITES: The CLIENT will respect all the basic rules of conduct established by UOL DIVEO and by any owner or proprietor of each Site or Space, such rules include, but are not limited to, a ban on smoking in the Spaces and on the Sites. In addition, the CLIENT is obliged to maintain each Site and Space in adequate conditions of safety and cleanliness, which includes, but is not limited to maintaining duly stored or discarding any dangerous substance, hazardous and/or polluting waste, in any place in any Space or on or within any Site.

EXECUTION VERSION

ANNEX II – Colocation Service Level Warranties (SLA)

1.    UOL DIVEO will maintain a minimum annual Colocation availability of 99.9%. Minimum annual Colocation availability is defined as the availability of the UOL DIVEO network, as well as electrical energy over the period of one year. The annual Colocation availability will be evaluated monthly. The monthly availability of the Colocation service is defined as the availability of the UOL DIVEO network, as well as electrical energy in a period of one month. The minimum monthly service availability will vary depending on the number of days in the month.

2.    The supply of alternating current electrical energy will be by means of two independent lines or circuits. In order to take advantage of this redundancy, and consequently of the minimum annual availability of the Colocation services, the CLIENT shall provide equipment with at least two sources of electrical power, including active redundancy.

3.    If UOL DIVEO does not maintain monthly availability of the Colocation service of at least 99.9%, in any month, the CLIENT may request, in the month during which UOL DIVEO has not reached its minimum service commitment, credit to be applied to the monthly tariff for the service affected and specified in each Service Order, as shown in the table below:

Real Availability of the Monthly Service	Percentage of Credit in the Monthly Bill
99.80% to 99.89%	1% of the amount of the Service Order
99.40% to 99.79%	2% of the amount of the Service Order
97.50% to 99.39%	3% of the amount of the Service Order
95.00% to 97.99%	4% of the amount of the Service Order
Below 95.00%	5% of the amount of the Service Order

4.    The SLA Credits will not be granted in the following cases:

(a)    Programmed Maintenance. Interruptions programmed by UOL DIVEO for the purpose of preventive and/or corrective maintenance of the services stipulated in this Agreement. Definition of Programmed Maintenance: Programmed Maintenance means any maintenance of the UOL DIVEO Internet Data Center where the CLIENT service is located, provided that the CLIENT is advised of such preventive maintenance 48 hours in advance, and that is carried out between 2:00 and 6:00 a.m., local time, or at any time provided that it is previously agreed between UOL DIVEO and the CLIENT. UOL DIVEO will advise the CLIENT of the need for Programmed Maintenance by telephone, e-mail or fax.

(b)    Non-availability of the network or electrical energy due to Programmed Maintenance, or any unavailability resulting from the CLIENT’s circuits or infrastructure, the CLIENT’s applications or the CLIENT’s equipment, or any use or user authorized by the CLIENT, or shutdowns programmed by the CLIENT.

(c)    When the CLIENT prevents UOLDIVEO from accessing the places where the equipment is for any reason, thus delaying the conduct of the services.

5.    Process for Requesting Credits Relating to the Service: In the event that THE CLIENT notifies UOL DIVEO of the non-availability of the service, and UOL DIVEO establishes that such unavailability has not been due to causes beyond UOL DIVEO’s control, and that, therefore, shall be counted in the calculation of the total monthly unavailability, the period of service unavailability will be counted in the total unavailability for the monthly period. Credits can only be used to reduce the recurring monthly tariff for services only, and may not be used to reduce any options or tariffs or occasional fees that the CLIENT has incurred. A CLIENT with multiple servers and/or services may receive credit only for services where the SLA has not been met.

EXECUTION VERSION

6.    The CLIENT must request credit within a period of 30 days counting from the end of the month in which the non-availability occurred, and for which the credit would apply.

7.    The credit amount will be applied within a maximum of two collection cycles after the credit request that has been approved by UOL DIVEO.

8.    UOL DIVEO is the only party authorized to evaluate the merits of a request for credit pursuant to this agreement. UOL DIVEO’s records will be the basis for calculating the non-availability of the service and the resulting credits.

9.    This SLA establishes the only resources that the CLIENT has regarding the service, pursuant to this Agreement.

EXECUTION VERSION

Commercial Proposal

Colocation Center – OPT-17/21630

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UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 2/12

São Paulo, January 1, 2017.

To PagSeguro

Att.: Márcio Drumond

Re.: UOLDIVEO Proposal – OPT-17/21630-A

In answer to your request, we present a technology integrated solution proposal to meet the needs of PAGSEGURO regarding IT infrastructure services.

We offer PAGSEGURO our experience in high quality services provided to the corporate market. We prepared this Proposal according to our commitment to offer the best solution to meet the business needs of PAGSEGURO.

We present below our technical proposal and thank you for this opportunity. We remain at your disposal for any clarifications.

Kind Regards,

/s/Paulo Barbosa

PAULO BARBOSA

ACCOUNT EXECUTIVE

(011) 3092-1522

(011) 98101-5386

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

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The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

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Non-Disclosure Agreement

All information included herein is strictly confidential and is provided exclusively to technically describe UOLDIVEO solutions, as requested by PAGSEGURO, and it must not be used for any other purpose.

With regards to the services described herein, in the event PAGSEGURO chooses a provider other than UOLDIVEO, or does not choose a provider within 15 days from the date hereof, PAGSEGURO agrees to return all exclusive and confidential information to UOLDIVEO, including, but not limited to, this document. Moreover, PAGSEGURO will not use or disclose this information in any way to obtain an unfair business advantage for itself, its subsidiaries, affiliates or partners in future business opportunities in which it may, directly or indirectly, compete with UOLDIVEO.

PAGSEGURO will not publish or disclose this information, in full or in part, without the prior written consent of UOLDIVEO. A number of company and service names included herein are trademarks. All of them are recognized in this representation.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21087

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Presentation

About UOLDIVEO

UOLDIVEO, a company of the UOL Group with over 17 years of experience, offers complete IT Outsourcing solutions for mission critical environments.

It has the biggest Data Center infrastructure in Brazil, the best and most flexible Business Cloud, and a wide range of managed services. All of this is supported by one of the largest certified technical teams in Brazil, standardized processes, and cutting-edge technology, which allow an IT Transformation approach, aimed at offering a fast, efficient, and business focused IT.

UOLDIVEO serviced more than 3,000 customers and has 1,500 employees with over 280 international certifications.

UOLDIVEO is headquartered in São Paulo and has offices in 7 Brazilian capitals.

Legend

17 anos Experiência de Mercado = 17 years Market Experience

+ 3 mil Clientes = + 3,000 Customers

1.500 Colaboradores = 1,500 Employees

26 mil m2 Data Centers = 26,000 sq mt Data Centers

Rede Própria em 7 Cidades = Own Network in 7 Cities

15 Petabytes em Armazenamento = 15 Petabytes of Storage

Soluções Orientadas por Segmento de Mercado = Solutions Developed by Market Segment

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

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Portfolio of Services

Our portfolio consists of complete and integrated solutions to meet a number of IT requirements from companies, awarding us our recognition as trusted advisors by our partners.

Legend

Exterior Circle; upper quadrant

SERVIÇOS GERENCIADOS = MANAGED SERVICES

GESTÃO DE WAN = WAN MANAGEMENT

GESTÃO DE REDES = NETWORK MANAGEMENT

GESTÃO DE BACKUP = BACKUP MANAGEMENT

GESTÃO DE STORAGE = STORAGE MANAGEMENT

GESTÃO DE BANCOS DE DADOS = DATABASE MANAGEMENT

GESTÃO DE SISTEMA OPERACIONAL = OPERATING SYSTEM MANAGEMENT

GESTÃO DE APLICAÇÕES = APPLICATION MANAGEMENT

GESTÃO DE MIDDLEWARE = MIDDLEWARE MANAGEMENT

GESTÃO DE PROJETOS E ESPECIALISTAS = PROJECT AND SPECIALIST MANAGEMENT

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 7/12

Exterior Circle; left quadrant

E-COMMERCE SERVICES = E-COMMERCE SERVICES

MIDDLEWARE SERVICES = MIDDLEWARE SERVICES

CORE TECHNOLOGIES SERVICES = CORE TECHNOLOGIES SERVICES

SOLUÇÕES PARA NEGÓCIO = BUSINESS SOLUTIONS

Exterior Circle; right quadrant

GOVERNANÇA DE TI = IT GOVERNANCE

ARQUITETURA DE TI = IT ARCHITECTURE

ENGENHARIA DE SOFTWARE = SOFTWARE ENGINEERING

CONSULTORIA = CONSULTING SERVICES

Exterior Circle; lower quadrant

SERVIÇOS À APLICAÇÃO = APPLICATION SERVICES

STRESS TEST = STRESS TEST

OTIMIZAÇÃO DE PERFORMANCE = PERFORMANCE OPTIMIZATION

MONITORAMENTO DE PERFORMANCE = PERFORMANCE MONITORING

TESTES FUNCIONAIS = FUNCTIONAL TESTING

1st Inner Circle; left side

SERVIÇOS DE SEGURANÇA = SECURITY SERVICES

VULNERABILITY SCAN = VULNERABILITY SCAN

SMART CORRELATION = SMART CORRELATION

DDOS PROTECTION = DDOS PROTECTION

WEB APPLICATION FIREWALL = WEB APPLICATION FIREWALL

BRAND PROTECTION = BRAND PROTECTION

1st Inner Circle; right side

PLATAFORMA E SOFTWARE = PLATFORM AND SOFTWARE

SERVIÇOS DE PAGAMENTOS = PAYMENT SERVICES

PIN PAD = PIN PAD

AUTOMAÇÃO E CONTROLE = AUTOMATION AND CONTROL

PREVENÇÃO À FRAUDE = FRAUD PREVENTION

EXCHANGE = EXCHANGE

WEBFILTER = WEBFILTER

Innermost Circle; upper half

DATACENTER = DATACENTER

COLOCATION = COLOCATION CENTER

SERVIÇOS COMPARTILHADOS = SHARED SERVICES

HOSTING = HOSTING

Innermost Circle; lower half

MPLS = MPLS

LAN TO LAN = LAN TO LAN

INTERNET = INTERNET

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 8/12

UOLDIVEO’s Experience

We are a leading Brazilian company in IT Outsourcing. We are supported by a solid group with strong experience in the Brazilian market. In addition, we have experience in the management of mission critical and high-volume environments and offer robustness and agility in our operations.

Servicing and Operations:

☐	+2.2 billion security events

☐	+6,300 firewalls

☐	+169,000 security rules

☐	monitoring +500,000 infrastructure active elements

☐	+14 million active mail boxes

☐	+400,000 internet domain names

☐	+7,000 database instances

Backbone:

☐	+ 200 Gbps in traffic capability

☐	+ 1,800 points of presence

☐	+ 3.7 million e-commerce transactions/month

☐	70,000 simultaneous streaming sections/second

☐	7 billion page views/month

☐	+34 million one-time visitors

Data Center:

☐	+ 15PBytes of stored data, equivalent to +3 million hours of HD movies

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 9/12

Quality

Through IT service management best practices, we prepare continuous improvement plans aiming at business maintenance and satisfaction of our employees and customers.

Accordingly, we developed out processes based on ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI requirements and ITIL v3 and CobiT methodologies.

Certifications

✓Company:

Focused on Security, Quality, Performance, and Reliability, we have the following certifications:

✓PROFESSIONALS:

Skilled and certified professionals that provide high-quality services:

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 10/12

Customers

We have a solid portfolio of customers:

☐	250 among the top 500 companies in Brazil;

☐	3 biggest airline companies in Brazil;

☐	7 among the top 10 retail companies in Brazil (90% of big e-commerce companies);

☐	6 biggest operators of mobile phones in Brazil;

☐	3 among the top 4 education groups in Brazil;

☐	6 among the top 10 contact centers in Brazil;

☐	3 among the top 5 purchasers in Brazil;

☐	6 among the top 10 real estate groups in Brazil;

☐	3 among the top 4 cosmetic companies in Brazil;

☐	2 among the top 3 chemical companies in Brazil;

☐	more than 100 companies of the financial segment.

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION                                CONFIDENTIAL TREATMENT REQUESTED

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: 11/12

Commercial Conditions:

Description of Services Refers to services described in the OPT—17/21630—A Technical Proposal	Monthly fee for an engagement period of 60 months
Including taxes
Colocation Center	[*****]

Considerations:

◾	expiration of the proposal: 15 business days. After this period, if the CUSTOMER does not return this proposal duly signed to UOLDIVEO, the terms and conditions provided herein may be reviewed by UOLDIVEO;

◾	taxes and tax rates will be charged pursuant to applicable law:

o	Telecom services: PIS, COFINS, and ICMS apply (as applicable to each region);

o	Data Center Solution services, Managed Services, Software Services, Application Services, and/or Security Management Services: ISS, PIS, and COFINS apply, according to the type of service;

o	Internet access provider services and Cloud services: PIS and COFINS apply.

◾	any changes in tax rates or tax calculation basis on the value of services provided hereunder, as well as the creation of any taxes as of the date hereof, even if arising out of the cancellation of a tax exemption, will result in an adjustment to the prices offered (representing a price increase or decrease), according to the relevant change;

◾	noncompliance with the obligations set forth in the Technical and Commercial Proposals by the CUSTOMER, resulting in delays in the originally proposed schedule, does not exempt the CUSTOMER from timely complying with its other obligations, primarily those regarding the amounts payable;

◾	monthly fees will be invoiced as follows:

o	the first (1st) installment will be invoiced on a pro rata basis and will be payable on the 10th day of the month following the delivery of the contracted Solution, in full or in part, to be agreed by the Parties;

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

[*****] Confidencial material redacted and filed separately with the Securities and Exchange Commission

EXECUTION VERSION

UOLDIVEO COMMERCIAL PROPOSAL – OPT-17/21630

Page: PG12/12

o	the second (2nd) installment, as well as the other instalments that become due until the expiration of the Agreement, will be invoiced by the 20th day, payable on the 2nd day of the following month;

o	the monthly payments for products with variable fees may vary, according to the effective consumption of resources listed and amounts provided in the Commercial Proposal.

◾	this proposal does not include local cross-connection costs with Third-party Operators;

◾	the items contracted hereunder may be available according to third-party supply or our own inventory, which may result in partial deliveries. In the event of partial deliveries, the relevant acceptance terms must be approved by the CUSTOMER to be included in the invoice;

◾	in the event more licenses are required to be provided by UOL DIVEO (due to an increase in the number of users, change of license and/or increase in the number of CPUs) and/or change in software version (based on functionalities and/or version upgrade, if not included in the maintenance agreement), the relevant amounts will be added to the monthly fee of the subsequent month;

◾	any reinstallation of servers, operating systems or databases upon the request of the CUSTOMER as a result of application failure may be included in an additional commercial proposal;

◾	In case the Internet access provider service is contracted under the UOLDIVEO 95 percentile mode, the amount of surplus Mbps will be 15% higher than the amount of Mbps of the minimum contracted connection (based on the metrics set forth in the Technical Proposal).

The information included herein is confidential and must not be published or disclosed without the prior written consent of UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

EXECUTION VERSION

Technical Proposal

Glete Datacenter Colocation

EXECUTION VERSION

Page 2/26

São Paulo, January 01, 2017.

To

PAGSEGURO INTERNET LTDA

Regarding the UOLDIVEO (OPT-17/21630-A) Proposal

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We place at PAGSEGURO INTERNET LTDA’s disposal our experience in providing excellent quality services to the corporate market. We have developed this Proposal with the commitment to offer a solution that most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We are grateful for the opportunity and remain at your entire disposal for any clarification that may be necessary.

Sincerely,

/s/ Paulo Sergio Nova Rodrigues

Paulo Sergio Nova Rodrigues

Solution Architect

EXECUTION VERSION

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Confidentiality Agreement

All the information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOLDIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and shall not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOLDIVEO, or if it does not select any supplier within 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA hereby agrees to return all UOLDIVEO’s exclusive and confidential information, including but not limited to this document, and will not use nor disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for future business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA will not publish nor disclose this information, in whole or in part, without the prior written permission of UOLDIVEO. Many of the service and business names mentioned in this document are registered trademarks. All of them are recognized through this declaration.

EXECUTION VERSION

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Presentation

About UOLDIVEO

UOLDIVEO, a UOL Group company with more than 17 years of experience, has complete IT Outsourcing solutions to meet mission critical environments.

It has the largest Data Center infrastructure in the country, the best and most flexible Corporate Cloud, in addition to a wide range of managed services. All supported by one of the country’s largest certified technical bodies, standardized processes and cutting edge technology that enable an IT Transformation approach aiming to deliver IT with speed, efficiency and a focus on the business.

There are more than 3 thousand clients served and 1500 employees with more than 280 international certifications.

UOLDIVEO is headquartered in São Paulo with a presence in 7 Brazilian capitals.

EXECUTION VERSION

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Portfolio of Services

Our portfolio is composed of complete and integrated solutions that meet the most diverse needs of IT companies, making us trusted advisors of our partners.

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About Multicloud

In recent years, companies with typically digital characteristics are changing the traditional markets, providing new experiences for clients. While established companies have to deal with traditional systems, processes and methodologies, they are at the same time under pressure to adapt, be innovative and agile. Driven by the “Internet of Things” and Big Data, companies will undergo a transformation that will make the largest part of the business digital and the technological basis of this transformation is precisely Cloud Computing. But before making the decision to take workloads to the clouds it must be kept in mind that:

“There is no single cloud for all applications and not every application consumes any cloud”

Therefore, a Multicloud approach, where companies use clouds with different technologies and characteristics, is so important.

UOLDIVEO is Multicloud

At UOLDIVEO, companies can rely on the services of leading players in the public cloud market, such as AWS, Microsoft Azure, VMWare and OpenStack, as well as Private Cloud offers on OpenStack and VMW are and also Virtual Data Center with Virtustream technology.

All these technologies and an extensive service layer, which starts with the analysis of the application characteristics and recommendation of the appropriate cloud, up to cloud use management and improvement services, make UOLDIVEO Multicloud the right way to go about the digital transformation of companies.

For us, Multicloud is more than offering alternative hardware, software, infrastructure or an access panel to different public clouds. It is being close to the client in order to understand its challenges and appropriately form a solution that meets the needs of each application, within a differentiated service context that allows the support to grow our clients business.

EXECUTION VERSION

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UOLDIVEO’s Experience

We are the leading Brazilian IT Outsourcing company. We have a solid group with strong experience in the domestic market, experience in management of mission critical environments and high volume, in addition to robustness and speed in our operations.

Service and Operations:

❑	+2.2 Billlion security events

❑	+6,300 firewalls

❑	+169,000 security rules

❑	Monitoring of +500,000 active elements of infrastructure

❑	+14 million active mailboxes

❑	+400,000 internet domains

❑	+7,000 instances of databases

Backbone:

❑	+ 200 Gbps traffic capacity

❑	+ 1,800 points of presence

❑	+ 3.7 million e-commerce transactions/month

❑	70,000 simultaneous sections/second of streaming

❑	7 Billion page views/month

❑	+34 million unique visitors

Data Center:

❑	+ 15PBytes of stored data which is equivalent to +3 million hours of HD film

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Quality

Through best practices in IT service management, we carry out continuous improvement plans aimed at maintaining both the business and the satisfaction of our employees and clients.

In order to do this, we have developed our processes based on the requirements of ISO/IEC 27001, ISAE 3402 (SAS70), ISO 20000: 2011, PCI, SOX, and ITIL v3 and CobiT methodologies.

Certifications

☑	COMPANY:

Focusing on Security, Quality, Performance and Reliability, it has the following certifications:

☑	PROFISSIONALS:

Highly qualified and certified professionals to provide high quality services:

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Partners

To meet the needs of our clients, we offer solutions for their business. In order to do this we have several technological partnerships of which the following are highlighted:

Clients:

We have a solid portfolio of clients:

❑	250 of the 500 largest companies in Brazil;

❑	the 3 largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the big e-commerces);

❑	the 6 largest mobile telephone operators in Brazil;

❑	3 of the 4 largest education groups in Brazil;

❑	6 of the 10 largest contact center companies in Brazil;

❑	3 of the 5 largest purchasers in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

EXECUTION VERSION

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Introduction

Objective

To present the UOLDIVEO service bases of Managed Infrastrucutre Services – Colocation for PAGSEGURO INTERNET LTDA.

Managed infrastructure service - Colocation

Preliminary Instructions:

This proposal includs the solution of infrastructure services managed by UOLDIVEO called Colocation, which constitutes the provision of space, energy, climatization, infrastructure and supply of access to the internet managed and adminstered by UOLDIVEO, as specified in the item Technical Solution.

The PAGSEGURO INTERNET LTDA environment will enjoy:

•	Redundant Electrical Energy System: with redundant generators, independent UPSs fed from more than one electrical substation;

•	High precision redundant air conditioning system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Raised floor;

•	Monitoring of service levels, alarms and characteristics of access to the Environment through a secure website (UOLDIVEO Client Panel).

See more infrastructure details in Annex - Datacenter Services.

EXECUTION VERSION

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Elements of the Colocation Solution:

Glete Datacenter:

Useful space:

It includes the supply of 16 Racks for hosting PAGSEGURO INTERNET LTDA’s servers and equipment, to be distributed in an area of 26 m². Available space of 198cm (44U) height, 73cm depth and 44cm width for each rack.

Electrical Energy:

Supply of 77KW, of electrical energy to support the equipment installed in the useful space described above.

Provision of Access to the Internet

UOLDIVEO Flat:

Redundant connection to the Internet through the UOLDIVEO Flat modality where PAGSEGURO INTERNET LTDA will be charged for the 260 Mbps franchise.

Cross-Connections:

•	Supply of 20 Physical Connections in UTP (fast) interface for interconnection with operators.

Data Center Services:

Colocation:

Description of the UOLDIVEO Colocation Service:

UOLDIVEO’s Colocation service makes space available for servers and network elements in the Data Center and provides Internet access with high-speed IP ports.

PAGSEGURO INTERNET LTDA’s equipment will have harmonized energy with uninterruptible supply, high precision climatization appropriate for the functioning of the equipment, physical security with control of access by password and card and state-of the–art fire detection and prevention equipment.

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High availability and performance are achieved due to design that eliminates all single points of failure and uses equipment that delivers high performance.

The UOLDIVEO Colocation Service is offered in the following modalities:

◾	1⁄2 Rack: available space of 99 cm (22U) height, 73 cm depth and 44 cm width;

◾	Full Rack: available space of 198 cm (44U) height, 73 cm depth and 44 cm width;

◾	Cage with rack;

◾	Cage without rack.

The Cages allow the client to create private areas, protected by magnetic proximity card. In these areas clients can store the servers and equipment in their own Racks or use Racks supplied by UOLDIVEO. In addition to this, Cages offer a higher level of security.

The logic connections are made available through an interconnect panel mounted to the top of each rack, and this panel features 12 RJ-45 Fast Ethernet ports over category 6 twisted pairs.

UOLDIVEO in the Tamboré datacenter offers two IP ports for Colocation service that would meet a server with two redundant network adapters. If the client needs to use more than two IP ports it will be necessary to add a switch to the environment. These IP ports are offered at the speed of 100 Mbs and through them the servers have the provision of Internet access according to the IP bandwidth contracted.

The Client may request the restart of its equipment, through a communication through a call opened via the client panel or UOLDIVEO service desk. The restart corresponds to a reboot or power on of the equipment, but without verification if the operation was successful. The Client may also request two restarts with verification per month. This verification consists of monitoring the server restart process, making sure that the process has taken place properly. This monitoring can last for a maximum of 15 minutes each.

Infrastrucutre Management:

Event Detection:

Collecting statistical information about network devices and managed links varies according to the characteristics of each device. In turn, collection of statistics changes according to the implementation of the Simple Network Management Protocol (SNMP) agent installed on the device, which means that we may have different information for the same type of device. Offline technical reports are supplied upon request (without interaction with the UOLDIVEO monitoring portal). The main reports available are:

◾	Incidents and Events that took place in the period of the previous month;

◾	Management Report to demonstrate compliance with the contracted service levels - SLA;

◾	Programmed maintenance reports during the previous month period.

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Monitoring and Management of IP Connection:

UOLDIVEO will be responsible for monitoring and managing the IP connection made available to the client (when applicable), aiming to guarantee its availability and IP Network Performance.

Monitoring and Management of the Infrastructure:

UOLDIVEO will be responsible for monitoring and managing the infrastructure made available to the client, aiming to guarantee that it meets the appropriate specifications in terms of power supply, climatization, fire protection and physical security, among others.

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Considerations for the managed infrastructre services Proposal - Colocation:

•	PAGSEGURO INTERNET LTDA will be responsible for the architecture of its environment, as well as for conversion of standard tower equipment to standard rack, if necessary;

•	If UOLDIVEO’s infrastructure is affected by a DDoS attack, UOLDIVEO may make use of methodologies for blocking packets in the edge routers based on the black hole concept. The purpose is to isolate the attacker’s packet stream. Access will be normalized after the attacker interrupts his activities.

•	Both the supply of the internal cabling of the racks and the assembly and interconnection of the servers and other environmental equipment are not included in this proposal and will be under the full responsibility of PAGSEGURO INTERNET LTDA;

•	PAG SEGURO INTERNET LTDA will be responsible for the acquisition of the equipment and software to be hosted in UOLDIVEO’s IDC;

•	If PAGSEGURO INTERNET LTDA comes to use a space larger than the space offered for hosting its equipment, UOLDIVEO reserves the right to charge the relevant additional amount;

•	With respect to connectivity, all necessary communication links (excluding the Internet access bandwidth in the IDC) will be contracted and managed by PAGSEGURO INTERNET LTDA, with UOLDIVEO being responsible for the cross-connection (cabling) between the operator’s room, where the operators’ DGs are located, with a Point of Presence in the IDC, and the DG located in the PAGSEGURO INTERNET LTDA equipment area. The cross-connection needs must be specified by PAGSEGURO INTERNET LTDA for supply by UOLDIVEO. Once the cross- connection needs are defined, PAGSEGURO INTERNET LTDA is subject to additional billing for cross-connections;

•	Only Third Party Operator access links will be accepted for those that have a Point of Presence in the UOLDIVEO IDC. Any other means such as “Tamboré DTC (DG of the Walter Torres Condominium)” or GLETE DTC shall be treated as a Special Project through a study. This proposal does not include any type of installation of the links in the “Tamboré DTC (DG of the Walter Torres Condominium)” or GLETE DTC.

•	The use of ANY/ANY rules in the Advanced Firewall of the shared environment is not allowed.

•	All windows for the execution of changes, requisitions or any kind of actions that imply unavailability will be previously communicated and agreed with PAGSEGURO INTERNET LTDA;

•	PAGSEGURO INTERNET LTDA will be fully responsible for the availability of all hardware/software resources necessary to execute the service, except for the resources owned by UOLDIVEO;

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•	When necessary, PAGSEGURO INTERNET LTDA must ensure that professionals are available and able to support the activities inherent to the solution contracted and described in this proposal.

•	Third-party products (hardware, software, etc.) acquired by PAGSEGURO INTERNET LTDA will follow the manufacturers’ standard lifecycle, and hence it is at UOLDIVEO’s discretion to provide support or not for the items mentioned when they are out of their life cycles (there will be no SLA for products that have had their life cycle closed by the manufacturers);

•	UOLDIVEO reserves the right to change any type of supplier, brand, or software version of products used in its standard portfolio of services without adversely affecting the services of PAGSEGURO INTERNET LTDA for matters of technological updating or adaptation to market standards. UOLDIVEO is responsible for communicating in advance any type of change in its environment;

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Responsabilities:

☑ UOLDIVEO’S RESPONSIBILITIES:

•	Supply the information and technical clarification requested by PAGSEGURO INTERNET LTDA on the execution of the services;

•	Have access to the installations of the environments that are the subject matter of this proposal only with the knowledge and authorization supplied by PAGSEGURO INTERNET LTDA;

•	Issue, in the due terms, all documents that are its responsibility;

☑ PAGSEGURO INTERNET LTDA’S RESPONSIBILTIES:

•	Any item that comes to be altered or included will be the subject of an additional commercial proposal;

•	Supply authorization to access its installations when necessary to execute the scope of activities in this proposal;

•	Supply in a timely manner, when it is its responsibility, the data and clarification requested by UOLDIVEO;

•	Place at the disposal of UOLDIVEO the technical information about managed environment devices, including manuals, plans and data on previously executed services;

•	Make a focal point availale capable of supplying environmental information necessary for the execution of the activities contained in the schedule presented in this document;

•	Supply physical space and infrastructure resources necessary for project implementation, when the client’s environment is outside the UOLDIVEO Datacenter.

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Annex – SLA (Service Level Agreements):

UOLDIVEO is committed to fully complying with the SLA commitments by supplying redundancy and diversity in every aspect. All UOLDIVEO infrastructure equipment is implemented with redundancy for maximum availability.

We work with the following indicators of annual availability, evaluated monthly for credit purposes:

◾	Infrastructure available 99.9% of time;

◾	Provision of Internet in the Data Center available 99.9% of the time (when applicable);

The following average repair times, Mean Time to Recovery (MTTR), will be considered:

Type of Impact	Severity	Mean Time to Recovery (MTTR)

• Availability of the services totally affected (completely unavailable);

• All or most users are unable to operate;

• Risk of loss of physical security of the Data Center environment;

• Detection of attack or invasion of the environment*

• Risk of fraud or breach of confidential information*.

	P1	4 hours

• Availability of the services partially affected;

• A considerable number of users are having difficulty operating;

• Customer environment degraded or with intermittent drops;

• Partially unavailable link access*.

	P2	12 hours

• Degradation of services without unavailability (degradation of quality);

• A very small number of users with difficulty to operate or consult information;

• A group of clients unable to use some non-critical function.

	P3	24 hours
• Requests for non-critical technical support; • Requests for information or non-strategic or critical activities; • Request for occasional reports for verification.	P4	96 hours

*When applicable.

Other information related to the SLA is included in the Service Level Annex which is an integral part of the contract.

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Annex – Connectivity

A crucial element for high availability of a Data Center is the quality of its internal network and its connectivity with the backbones of the telecommunications operators. All internal infrastructure of UOLDIVEO Datacenters is made available redundantly.

More than 20 Telecommunication operators have connectivity with our Datacenters, which allows the flexibility and diversity of connections of the Lan-to-Lan, VPN IP MPLS, ClearChannel type, etc.

The following is the list of operators that have a Point of Presence in our Datacenters:

TAMBORE DATACENTER	GLETE DATACENTER
GVT	GVT
ALGAR	ALGAR
OI	OI
TIM	TIM
EMBRATEL	EMBRATEL
VIVO	VIVO
AVVIO	AVVIO
SAMM CCR	SAMM CCR
ASCENTY	ASCENTY
TRANSIT	TRANSIT
NETELL	NETELL
MEGATELECOM	VIVAX
LEVEL 3	COMPULINE
NEOVIA (RADIO)	WCS
COMPULINE	AMERICANET
HTT HORIZONS	SMART TELECOM

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IP Connectivity

The UOLDIVEO Datacenters are interconnected by redundant high-capacity fiber optic rings, which allows low-latency traffic between them and the use of high bandwidths.

Thus, in addition to the possibility of our clients being able to exchange traffic between the UOLDIVEO Datacenters, all IP traffic is distributed among them, which generates an Internet capacity of more than 200Gbps.

All the internal connectivity of UOLDIVEO Datacenters is made available redundantly, from the delivery of the connections in our clients’ equipment, to all the networking infrastructure configured in High Availability.

The Border Gateway Protocol (BGP) configuration is made and maintained on UOLDIVEO’s edge routers (routers physically interconnected to the Internet Backbone), which allows the UOLDIVEO backbone to have very high capacity and availability at its output to the Internet.

The following is the list of connected operators in our Datacenters that make the output to the Internet available for UOLDIVEO:

✓	Oi

✓	VIVO

✓	CTBC

✓	TIM

✓	NET

✓	Level 3

✓	GVT

✓	Highwinds

✓	PTT-Metro

Valid IP Addresses:

UOLDIVEO supplies as standard ten (10) valid IP addresses free of any cost, a higher number of addresses will be subject to analysis, after short justification by PAGSEGURO INTERNET LTDA.

The addresses supplied are under the ownership of UOLDIVEO, and if the agreement is terminated or the addresss are not used, they may be reallocated.

Primary and Secondary DNS:

The service includes registration of up to 05 domains on UOLDIVEO’s primary and secondary DNS servers. UOLDIVEO cannot assume the role of registering entity of PAGSEGURO INTERNET LTDA’s domains.

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Annex – Infrastructure: UOLDIVEO Glete Data Center

General Aspects:

The Data Center is housed in an 8-story building, specifically designed to meet the most stringent security, availability, density and connectivity standards required for modern Information Technology Systems. The concepts of Green Computing guided the project from the outset, in order to meet the current strict requirements, with the lowest energy consumption and emission of waste.

All the electrical infrastructure is housed in the three underground levels for complete security and access control. The facilities for the teams responsible for monitoring and administering the support systems and hosted equipment are located on the ground floor.

The servers and other IT equipment will be installed on the four upper floors, with each floor having an independent air-conditioning structure and redundant power supply systems.

At the top of the building the main cooling systems are housed, protected by side concrete bulkheads.

The building has a dock for loading and unloading equipment from trucks inside its internal area and internal parking for vehicles of previously authorized clients. Areas for temporary stock, assembly and testing of equipment are also available, with the objective of minimizing access to the working areas where the equipment is in operation.

The location of the Data Center in the central region of the city of São Paulo allows access to a reliable supply of high voltage electricity as well as redundant connectivity with all major telecommunications operators in the country.

All the installations’ systems - security, cooling and power - are interconnected to the BMS (Building Management System), which controls each individual device in an integrated and intelligent manner, with the aim of optimizing use of the installed resources.

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Acess Control System:

The UOLDIVEO Glete Data Center has several levels of security from the building entrance to the physical access to the hosted equipment. Any access to the facilities, for any activities such as maintenance, delivery of equipment, access to equipment, etc. by persons not involved in the operation is gained only with prior authorization confirmed by formal request and following release from the security area.

Security levels:

Access to the building:

•	Security guards monitor the areas adjacent to the building via closed circuit television;

•	Access is allowed only to duly authorized persons;

•	The entire environment is monitored by digital cameras and the images are recorded 24 hours a day by the Security Center.

Access to the internal areas:

•	Only allowed when accompanied by the safety or operations team;

•	Controlled by proximity card and biometrics.

Access to the Serve Rooms:

•	Only allowed when accompanied by the operations team;

•	Controlled by proximity card and biometrics.

Access to the Cages and Racks:

•	Only allowed when accompanied by the operations team;

•	Access control to the cages and racks is carried out by keys or proximity cards released by the operations team;

•	Access to the cages and racks is monitored by cameras positioned to record images of the access corridors.

All information generated by security systems, such as images and access logs are stored for 90 days, and can be viewed by clients upon prior request at the Data Center itself.

The 24x7 access release process must be carried out by a service requisition to the Service Center or on the Customer Website by the PAGSEGURO INTERNET LTDA responsible person, indicated formally in the agreement, with a minimum advance notice set forth in the Data Center operational procedures.

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Fire Detection and Fighting System:

The UOLDIVEO Glete Data Center has a 24x7 resident civilian firefighter who is responsible for inspecting the environment for fire hazards and for first response to any incident. The building is located four (4) blocks from the São Paulo State Fire Brigade (Campos Elíseos Battalion).

It has a VESDA early fire detection system and ionic or thermo-velocimetric smoke detectors distributed throughout all levels - floor and ceiling - both connected to the fire fighting center.

○	The facilities have smoke detectors placed throughout the area, on the three levels of physical accommodation: drop ceiling, environment and false floor. They are also present in all areas containing energy and cooling infrastructure equipment;

○	These devices, which are monitored by the Security Center, indicate in the panel the exact sector of the emergency, in addition to sounding the alarm in the affected area and notifying the resident Firefighter to carry out the primary firefighting;

○	The server floors have an Inergen gas system automatically activated by the sensors connected to the firefighting center;

○	The floors also have automatic dry showers (pre-action sprinklers and dry-pipes).

Physical Infrastructure for Racks and Cages:

The server room on each floor has a raised floor in every environment, with steel sheets covered with anti-static material, 1000 mm high and a load capacity of 1500 Kg/m2 and point load capacity of 500 kg. All equipemnt must be installed in racks and a standard rack occupies 600 mm x 1050 mm and 2000 mm of space. The maximum height in the server room is 2500 mm, and the rack or equipment must not exceed 2400 mm.

The racks supplied by UOLDIVEO are closed-type with doors controlled by a key, which remains in a safe place accessible only by Data Center staff. Equipment that comes in its own racks will be allowed provided that it is within the space limitations indicated above.

Spaces for various racks protected by hollow bulkheads may also be made available - for more efficient air-conditioning. Each of these areas is called a Cage and can optionally have its physical access controlled individually by an electronic device released by card and biometrics.

The arrangement of the racks, whether they in an open area or in cages, shall follow the configuration of hot corridor, cold corridor for the best efficiency of the air conditioning system.

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The elevators for access to the floors are capable of transporting equipment of up to 4 tons.

All data cabling is passed through ducts provided under the raised floor and follows the standard of dedicated switches per rack - Top of Rack.

The electrical cabling runs through exclusive electroducts, strategically arranged so as not to interfere with the data cabling ducts.

Electrical System:

The Glete UOLDIVEO DC power supply system is designed to meet the capacity and availability required in today’s IT environments. Structured in a Redundant Parallel Architecture, it supplies uninterrupted power for all critical systems.

All systems are continuously monitored by the BMS and allow maintenance to be carried out on all of its elements without interruption to the power supply and cooling of the equipment.

Substation:

The power substation at 21KV - medium voltage - is serviced by the Eletropaulo distributor. Through transformers in N+N configuration, the voltage is lowered to 480V that internally and independently feed the air-conditioning system and UPS systems. The total system capacity is 9MVA.

Electrical Distribution:

The electrical network available for the equipment at 208VAC is composed of circuits segmented by sectored boards that distribute power to the plug strips for each rack or equipment. Each circuit is individually protected by a circuit breaker and short-circuit detector.

Nobreak System:

Each floor of the Data Center has two 1,000 kVA nobreak lines, also known as a UPS, in the N+1 configuration per line. The UPSs have redundant battery banks with 12-minute autonomy at full load.

Each UPS set feeds, in cross-configuration, two static switches that in turn feed each of the two busways of power to the floor. This scheme allows for maintenance on any of the lines without the servers stopping.

Generator Engine Group:

The power continuity in the DC is guaranteed by 43MVA generators each configured in an N+1 system. Feeding the generators, there are tanks holding a total of 34,000 liters of diesel.

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Load Bank:

For the predictive and preventive maintenance of Data Center systems, it is possible to install a Load Bank that makes it feasible, in a simple and economical way, to carry out these tests, certifying the reliability of the system.

Cooling System:

The UOLDIVEO Glete Data Center air-conditioning system features a dual-ring, redundant cold water architecture, fed by a set of air cooled Chillers in N+1 configuration. The ring feeds the precision Fan-Coils with cold water located on each floor. This architecture allows the maintenance on pipes and equipment to be carried out without interrupting the functioning of the air conditioning for the floors.

The temperature and humidity control of the floors is automatic, controlled and monitored by the manufacturer’s own cooling system and is integrated with the BMS.

○	The system is composed of 6 Air cooled Chillers of 350TR configured in N+1 redundancy, totaling a cooling capacity of 1750TR (21,000,000 BTU);

○	Each floor, in maximum configuration, has 10 Fan-Coils of 36TR each, in configuration N+2, totaling 288TR (3,456,000 BTU). The redundancy allows the maintenance of up to two pieces of equipment without adversely affecting the temperature and humidity on the floor;

○	The temperature and relative humidity of the air are automatically controlled by the precision Fan-coils, where sensors detect the temperature and return humidity, adjusting their operation accordingly;

○	An integrated Fan-Coil balancing system allows full balance and precise control of temperature and humidity, even with unevenly distributed loads;

○	The temperature is maintained at 21ºC (± 3ºC), according to modern standards for IT equipment;

○	Air humidity is maintained at 50% (± 15%), according to modern standards for IT equipment.

Monitoring Center:

The behavior of the Backbone and of the entire structure of contracted services is permanently controlled through an operations and alarm monitoring center, called the Command Center. This center of operations has a highly able and constantly trained technical team for the operation of various monitoring tools, specifically defined for each procedure or activity, such as hardware monitoring, bandwidth usage measurement, and device accessibility testing, etc.

EXECUTION VERSION

Commercial Proposal

Tamboré Colocation Center – OPT-17/21632

EXECUTION VERSION

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São Paulo, January 1, 2017.

To PagSeguro

Att.: Márcio Drumond

Re.: UOLDIVEO Proposal – OPT-17/21632-A

In answer to your request, we present a technology integrated solution proposal to meet the needs of PAGSEGURO regarding IT infrastructure services.

We offer PAGSEGURO our experience in high quality services provided to the corporate market. We prepared this Proposal according to our commitment to offer the best solution to meet the business needs of PAGSEGURO.

We present below our technical proposal and thank you for this opportunity. We remain at your disposal for any clarifications.

Kind Regards,

/s/Paulo Barbosa

PAULO BARBOSA

ACCOUNT EXECUTIVE

(011) 3092-1522

(011) 98101-5386

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Non-Disclosure Agreement

All information included herein is strictly confidential and is provided exclusively to technically describe UOLDIVEO solutions, as requested by PAGSEGURO, and it must not be used for any other purpose.

With regards to the services described herein, in the event PAGSEGURO chooses a provider other than UOLDIVEO, or does not choose a provider within 15 days from the date hereof, PAGSEGURO agrees to return all exclusive and confidential information to UOLDIVEO, including, but not limited to, this document. Moreover, PAGSEGURO will not use or disclose this information in any way to obtain an unfair business advantage for itself, its subsidiaries, affiliates or partners in future business opportunities in which it may, directly or indirectly, compete with UOLDIVEO.

PAGSEGURO will not publish or disclose this information, in full or in part, without the prior written consent of UOLDIVEO. A number of company and service names included herein are trademarks. All of them are recognized in this representation.

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Presentation

About UOLDIVEO

UOLDIVEO, a company of the UOL Group with over 17 years of experience, offers complete IT Outsourcing solutions for mission critical environments.

It has the biggest Data Center infrastructure in Brazil, the best and most flexible Business Cloud, and a wide range of managed services. All of this is supported by one of the largest certified technical teams in Brazil, standardized processes, and cutting-edge technology, which allow an IT Transformation approach, aimed at offering a fast, efficient, and business focused IT.

UOLDIVEO serviced more than 3,000 customers and has 1,500 employees with over 280 international certifications.

UOLDIVEO is headquartered in São Paulo and has offices in 7 Brazilian capitals.

Legend

17 anos Experiência de Mercado = 17 years Market Experience

+ 3 mil Clientes = + 3,000 Customers

1.500 Colaboradores = 1,500 Employees

26 mil m2 Data Centers = 26,000 sq mt Data Centers

Rede Própria em 7 Cidades = Own Network in 7 Cities

15 Petabytes em Armazenamento = 15 Petabytes of Storage

Soluções Orientadas por Segmento de Mercado = Solutions Developed by Market Segment

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Portfolio of Services

Our portfolio consists of complete and integrated solutions to meet a number of IT requirements from companies, awarding us our recognition as trusted advisors by our partners.

Legend

Exterior Circle; upper quadrant

SERVIÇOS GERENCIADOS = MANAGED SERVICES

GESTÃO DE WAN = WAN MANAGEMENT

GESTÃO DE REDES = NETWORK MANAGEMENT

GESTÃO DE BACKUP = BACKUP MANAGEMENT

GESTÃO DE STORAGE = STORAGE MANAGEMENT

GESTÃO DE BANCOS DE DADOS = DATABASE MANAGEMENT

GESTÃO DE SISTEMA OPERACIONAL = OPERATING SYSTEM MANAGEMENT

GESTÃO DE APLICAÇÕES = APPLICATION MANAGEMENT

GESTÃO DE MIDDLEWARE = MIDDLEWARE MANAGEMENT

GESTÃO DE PROJETOS E ESPECIALISTAS = PROJECT AND SPECIALIST MANAGEMENT

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Exterior Circle; left quadrant

E-COMMERCE SERVICES = E-COMMERCE SERVICES

MIDDLEWARE SERVICES = MIDDLEWARE SERVICES

CORE TECHNOLOGIES SERVICES = CORE TECHNOLOGIES SERVICES

SOLUÇÕES PARA NEGÓCIO = BUSINESS SOLUTIONS

Exterior Circle; right quadrant

GOVERNANÇA DE TI = IT GOVERNANCE

ARQUITETURA DE TI = IT ARCHITECTURE

ENGENHARIA DE SOFTWARE = SOFTWARE ENGINEERING

CONSULTORIA = CONSULTING SERVICES

Exterior Circle; lower quadrant

SERVIÇOS À APLICAÇÃO = APPLICATION SERVICES

STRESS TEST = STRESS TEST

OTIMIZAÇÃO DE PERFORMANCE = PERFORMANCE OPTIMIZATION

MONITORAMENTO DE PERFORMANCE = PERFORMANCE MONITORING

TESTES FUNCIONAIS = FUNCTIONAL TESTING

1st Inner Circle; left side

SERVIÇOS DE SEGURANÇA = SECURITY SERVICES

VULNERABILITY SCAN = VULNERABILITY SCAN

SMART CORRELATION = SMART CORRELATION

DDOS PROTECTION = DDOS PROTECTION

WEB APPLICATION FIREWALL = WEB APPLICATION FIREWALL

BRAND PROTECTION = BRAND PROTECTION

1st Inner Circle; right side

PLATAFORMA E SOFTWARE = PLATFORM AND SOFTWARE

SERVIÇOS DE PAGAMENTOS = PAYMENT SERVICES

PIN PAD = PIN PAD

AUTOMAÇÃO E CONTROLE = AUTOMATION AND CONTROL

PREVENÇÃO À FRAUDE = FRAUD PREVENTION

EXCHANGE = EXCHANGE

WEBFILTER = WEBFILTER

Innermost Circle; upper half

DATACENTER = DATACENTER

COLOCATION = COLOCATION CENTER

SERVIÇOS COMPARTILHADOS = SHARED SERVICES

HOSTING = HOSTING

Innermost Circle; lower half

MPLS = MPLS

LAN TO LAN = LAN TO LAN

INTERNET = INTERNET

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UOLDIVEO’s Experience

We are a leading Brazilian company in IT Outsourcing. We are supported by a solid group with strong experience in the Brazilian market. In addition, we have experience in the management of mission critical and high-volume environments and offer robustness and agility in our operations.

Servicing and Operations:

☐	+2.2 billion security events

☐	+6,300 firewalls

☐	+169,000 security rules

☐	monitoring +500,000 infrastructure active elements

☐	+14 million active mail boxes

☐	+400,000 internet domain names

☐	+7,000 database instances

Backbone:

☐	+ 200 Gbps in traffic capability

☐	+ 1,800 points of presence

☐	+ 3.7 million e-commerce transactions/month

☐	70,000 simultaneous streaming sections/second

☐	7 billion page views/month

☐	+34 million one-time visitors

Data Center:

☐	+ 15PBytes of stored data, equivalent to +3 million hours of HD movies

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Quality

Through IT service management best practices, we prepare continuous improvement plans aiming at business maintenance and satisfaction of our employees and customers.

Accordingly, we developed out processes based on ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI requirements and ITIL v3 and CobiT methodologies.

Certifications

✓	Company:

Focused on Security, Quality, Performance, and Reliability, we have the following certifications:

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Customers

We have a solid portfolio of customers:

☐	250 among the top 500 companies in Brazil;

☐	3 biggest airline companies in Brazil;

☐	7 among the top 10 retail companies in Brazil (90% of big e-commerce companies);

☐	6 biggest operators of mobile phones in Brazil;

☐	3 among the top 4 education groups in Brazil;

☐	6 among the top 10 contact centers in Brazil;

☐	3 among the top 5 purchasers in Brazil;

☐	6 among the top 10 real estate groups in Brazil;

☐	3 among the top 4 cosmetic companies in Brazil;

☐	2 among the top 3 chemical companies in Brazil;

☐	more than 100 companies of the financial segment.

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CONFIDENTIAL TREATMENT REQUESTED

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Commercial Conditions:

Description of Services Refers to services described in the OPT—17/21632—A Technical Proposal	Monthly fee for an engagement period of 60 months
Including taxes
Colocation Center	[*****]

Considerations:

◾	expiration of the proposal: 15 business days. After this period, if the CUSTOMER does not return this proposal duly signed to UOLDIVEO, the terms and conditions provided herein may be reviewed by UOLDIVEO;

◾	taxes and tax rates will be charged pursuant to applicable law:

o	Telecom services: PIS, COFINS, and ICMS apply (as applicable to each region);

o	Data Center Solution services, Managed Services, Software Services, Application Services, and/or Security Management Services: ISS, PIS, and COFINS apply, according to the type of service;

o	Internet access provider services and Cloud services: PIS and COFINS apply.

◾	any changes in tax rates or tax calculation basis on the value of services provided hereunder, as well as the creation of any taxes as of the date hereof, even if arising out of the cancellation of a tax exemption, will result in an adjustment to the prices offered (representing a price increase or decrease), according to the relevant change;

◾	noncompliance with the obligations set forth in the Technical and Commercial Proposals by the CUSTOMER, resulting in delays in the originally proposed schedule, does not exempt the CUSTOMER from timely complying with its other obligations, primarily those regarding the amounts payable;

◾	monthly fees will be invoiced as follows:

o	the first (1st) installment will be invoiced on a pro rata basis and will be payable on the 10th day of the month following the delivery of the contracted Solution, in full or in part, to be agreed by the Parties;

[*****] Confidencial material radacted and filed separately with the Securities and Exchange Commission.

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o	the second (2nd) installment, as well as the other instalments that become due until the expiration of the Agreement, will be invoiced by the 20th day, payable on the 2nd day of the following month;

o	the monthly payments for products with variable fees may vary, according to the effective consumption of resources listed and amounts provided in the Commercial Proposal.

◾	this proposal does not include local cross-connection costs with Third-party Operators;

◾	the items contracted hereunder may be available according to third-party supply or our own inventory, which may result in partial deliveries. In the event of partial deliveries, the relevant acceptance terms must be approved by the CUSTOMER to be included in the invoice;

◾	in the event more licenses are required to be provided by UOL DIVEO (due to an increase in the number of users, change of license and/or increase in the number of CPUs) and/or change in software version (based on functionalities and/or version upgrade, if not included in the maintenance agreement), the relevant amounts will be added to the monthly fee of the subsequent month;

◾	any reinstallation of servers, operating systems or databases upon the request of the CUSTOMER as a result of application failure may be included in an additional commercial proposal;

◾	In case the Internet access provider service is contracted under the UOLDIVEO 95 percentile mode, the amount of sur plus Mbps will be 15% higher than the amount of Mbps of the minimum contracted connection (based on the metrics set forth in the Technical Proposal).

EXECUTION VERSION

Technical Proposal

Tamboré Datacenter Colocation

EXECUTION VERSION

TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21632-A

Page: 2/24

São Paulo, January 01, 2017.

To

PAGSEGURO INTERNET LTDA

Regarding the UOLDIVEO (OPT-17/21632-A) Proposal

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We place at PAGSEGURO INTERNET LTDA’s disposal our experience in providing excellent quality services to the corporate market. We have developed this Proposal with the commitment to offer a solution that most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We are grateful for the opportunity and remain at your entire disposal for any clarification that may be necessary.

Sincerely,

/s/ Paulo Sergio Nova Rodrigues

Paulo Sergio Nova Rodrigues

Solution Architect

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21632-A

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The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21632-A

Page: 4/24

Fire detection and prevention system:	22
Physical Security:	23
Centro de Monitoramento:	24

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21632-A

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Confidentiality Agreement

All the information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOLDIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and shall not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOLDIVEO, or if it does not select any supplier within 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA hereby agrees to return all UOLDIVEO’s exclusive and confidential information, including but not limited to this document, and will not use nor disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for future business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA will not publish nor disclose this information, in whole or in part, without the prior written permission of UOLDIVEO. Many of the service and business names mentioned in this document are registered trademarks. All of them are recognized through this declaration.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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TECHNICAL PROPOSAL UOLDIVEO-OPT-17/21632-A

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Presentation

About UOLDIVEO

UOLDIVEO, a UOL Group company with more than 17 years of experience, has complete IT Outsourcing solutions to meet mission critical environments.

It has the largest Data Center infrastructure in the country, the best and most flexible Corporate Cloud, in addition to a wide range of managed services. All supported by one of the country’s largest certified technical bodies, standardized processes and cutting edge technology that enable an IT Transformation approach aiming to deliver IT with speed, efficiency and a focus on the business.

There are more than 3 thousand clients served and 1500 employees with more than 280 international certifications.

UOLDIVEO is headquartered in São Paulo with a presence in 7 Brazilian capitals.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Portfolio of Services

Our portfolio is composed of complete and integrated solutions that meet the most diverse needs of IT companies, making us trusted advisors of our partners.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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About Multicloud

In recent years, companies with typically digital characteristics are changing the traditional markets, providing new experiences for clients. While established companies have to deal with traditional systems, processes and methodologies, they are at the same time under pressure to adapt, be innovative and agile. Driven by the “Internet of Things” and Big Data, companies will undergo a transformation that will make the largest part of the business digital and the technological basis of this transformation is precisely Cloud Computing. But before making the decision to take workloads to the clouds it must be kept in mind that:

“There is no single cloud for all applications and not every application consumes any cloud”

Therefore, a Multicloud approach, where companies use clouds with different technologies and characteristics, is so important.

UOLDIVEO é Multicloud

At UOLDIVEO, companies can rely on the services of leading players in the public cloud market, such as AWS, Microsoft Azure, VMWare and OpenStack, as well as Private Cloud offers on OpenStack and VMWare and also Virtual Data Center with Virtustream technology.

All these technologies and an extensive service layer, which starts with the analysis of the application characteristics and recommendation of the appropriate cloud, up to cloud use management and improvement services, make UOLDIVEO Multicloud the right way to go about the digital transformation of companies.

For us, Multicloud is more than offering alternative hardware, software, infrastructure or an access panel to different public clouds. It is being close to the client in order to understand its challenges and appropriately form a solution that meets the needs of each application, within a differentiated service context that allows the support to grow our clients business.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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UOLDIVEO’s Experience

We are the leading Brazilian IT Outsourcing company. We have a solid group with strong experience in the domestic market, experience in management of mission critical environments and high volume, in addition to robustness and agility in our operations.

Service and Operations:

❑	+2.2 Billlion security events

❑	+6,300 firewalls

❑	+169,000 security rules

❑	Monitoring of +500,000 active elements of infrastructure

❑	+14 million active mailboxes

❑	+400,000 internet domains

❑	+7,000 instances of databases

Backbone:

❑	+ 200 Gbps traffic capacity

❑	+ 1,800 points of presence

❑	+ 3.7 million e-commerce transactions/month

❑	70,000 simultaneous sections/second of streaming

❑	7 Billion page views/month

❑	+34 million unique visitors

Data Center:

❑	+ 15PBytes of stored data which is equivalent to +3 million hours of HD film

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Quality

Through best practices in IT service management, we carry out continuous improvement plans aimed at maintaining both the business and the satisfaction of our employees and clients.

In order to do this, we have developed our processes based on the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000: 2011, PCI, SOX, and ITIL v3 and CobiT methodologies.

Certifications

☑	COMPANY:

Focusing on Security, Quality, Performance and Reliability, it has the following certifications:

☑	PROFISSIONALS:

Highly qualified and certified professionals to provide high quality services:

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Partners

To meet the needs of our clients, we offer solutions for their business. In order to do this we have several technological partnerships of which the following are highlighted:

Clients:

We have a solid portfolio of clients:

❑	250 of the 500 largest companies in Brazil;

❑	the 3 largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the big e-commerces);

❑	the 6 largest mobile telephone operators in Brazil;

❑	3 of the 4 largest education groups in Brazil;

❑	6 of the 10 largest contact center companies in Brazil;

❑	3 of the 5 largest purchasers in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Introduction

Objective

To present the UOLDIVEO service bases of Managed Infrastructure Services – Colocation for PAGSEGURO INTERNET LTDA.

Preliminary Instructions:

This proposal includes the solution of infrastructure services managed by UOLDIVEO called Colocation, which constitutes the provision of space, energy, climatization, infrastructure and supply of access to the internet managed and administered by UOLDIVEO, as specified in the item Technical Solution.

The PAGSEGURO INTERNET LTDA environment will enjoy:

•	Redundant Electrical Energy System: with redundant generators, independent UPSs fed from more than one electrical substation;

•	High precision redundant climatization system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Raised floor;

•	Monitoring of service levels, alarms and characteristics of access to the Environment through a secure website (UOLDIVEO Client Panel).

See more infrastructure details in Annex - Datacenter Services.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Managed Infrastructure Service - Colocation

Elements of the Colocation Solution:

Tamboré Datacenter:

Useful space:

It includes the supply of 14 Racks for hosting PAGSEGURO INTERNET LTDA’s servers and equipment, to be distributed in an area of 27 m². Available space of 198cm (44U) height, 73cm depth and 44cm width for each rack.

Electrical Energy:

Supply of 49.6 KW of electrical energy to support the equipment installed in the useful space described above.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Provision of Access to the Internet

UOLDIVEO Flat:

Redundant connection to the Internet through the UOLDIVEO Flat modality where PAGSEGURO INTERNET LTDA will be charged for the 136 Mbps franchise

Cross-Connections:

•	Supply of 20 Physical Connections in UTP (fast) interface for interconnection with operators.

Data Center Services:

Colocation:

Description of the UOLDIVEO Colocation Service:

UOLDIVEO’s Colocation service makes space available for servers and network elements in the Data Center and provides Internet access with high-speed IP ports.

PAGSEGURO INTERNET LTDA’s equipment will have harmonized energy with uninterruptible supply, high precision climatization appropriate for the functioning of the equipment, physical security with control of access by password and card and state-of the–art fire detection and prevention equipment.

High availability and performance are achieved due to design that eliminates all single points of failure and uses equipment that delivers high performance.

The UOLDIVEO Colocation Service is offered in the following modalities:

•	1⁄2 Rack: available space of 99 cm (22U) height, 73 cm depth and 44 cm width;

•	Full Rack: available space of 198 cm (44U) height, 73 cm depth and 44 cm width;

•	Cage with rack;

•	Cage without rack.

The Cages allow the client to create private areas, protected by magnetic proximity card. In these areas clients can store the servers and equipment in their own Racks or use Racks supplied by UOLDIVEO. In addition to this, Cages offer a higher level of security.

The logic connections are made available through an interconnect panel mounted to the top of each rack, and this panel features 12 RJ-45 Fast Ethernet ports over category 6 twisted pairs.

UOLDIVEO in the Tamboré datacenter offers two IP ports for Colocation service that would meet a server with two redundant network adapters. If the client needs to use more than two IP ports it will be necessary to add a switch to the environment. These IP ports are offered at the speed of 100 Mbs and through them the servers have the provision of Internet access according to the IP bandwidth contracted.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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The Client may request the restart of its equipment, through a communication through a call opened via the client panel or UOLDIVEO service desk. The restart corresponds to a reboot or power on of the equipment, but without verification if the operation was successful. The Client may also request two restarts with verification per month. This verification consists of monitoring the server restart process, making sure that the process has taken place properly. This monitoring can last for a maximum of 15 minutes each.

Infrastructure Management:

Event Detection:

Collecting statistical information about network devices and managed links varies according to the characteristics of each device. In turn, collection of statistics changes according to the implementation of the Simple Network Management Protocol (SNMP) agent installed on the device, which means that we may have different information for the same type of device. Offline technical reports are supplied upon request (without interaction with the UOLDIVEO monitoring portal). The main reports available are:

•	Incidents and Events that took place in the period of the previous month;

•	Management Report to demonstrate compliance with the contracted service levels - SLA;

•	Programmed maintenance reports during the previous month period.

Monitoring and Management of IP Connection:

UOLDIVEO will be responsible for monitoring and managing the IP connection made available to the client (when applicable), aiming to guarantee its availability and IP Network Performance.

Monitoring and Management of the Infrastructure:

UOLDIVEO will be responsible for monitoring and managing the infrastructure made available to the client, aiming to guarantee that it meets the appropriate specifications in terms of power supply, climatization, fire protection and physical security, among others.

Considerations for the Proposal:

◾	PAGSEGURO INTERNET LTDA will be responsible for the architecture of its environment, as well as for conversion of standard tower equipment to standard rack, if necessary;

◾	If UOLDIVEO’s infrastructure is affected by a DDoS attack, UOLDIVEO may make use of methodologies for blocking packets in the edge routers based on the black hole concept. The purpose is to isolate the attacker’s packet stream. Access will be normalized after the attacker interrupts his activities.

◾	Both the supply of the internal cabling of the racks and the assembly and interconnection of the servers and other environmental equipment are not included in this proposal and will be under the full responsibility of PAGSEGURO INTERNET LTDA;

◾	PAGSEGURO INTERNET LTDA will be responsible for the acquisition of the equipment and software to be hosted in UOLDIVEO’s IDC;

◾	If PAGSEGURO INTERNET LTDA comes to use a space larger than the space offered for hosting its equipment, UOLDIVEO reserves the right to charge the relevant additional amount;

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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◾	With respect to connectivity, all necessary communication links (excluding the Internet access bandwidth in the IDC) will be contracted and managed by PAGSEGURO INTERNET LTDA, with UOLDIVEO being responsible for the cross-connection (cabling) between the operator’s room, where the operators’ DGs are located, with a Point of Presence in the IDC, and the DG located in the PAGSEGURO INTERNET LTDA equipment area. The cross-connection needs must be specified by PAGSEGURO INTERNET LTDA for supply by UOLDIVEO. Once the cross-connection needs are defined, PAGSEGURO INTERNET LTDA is subject to additional billing for cross-connections;

◾	Only Third Party Operator access links will be accepted for those that have a Point of Presence in the UOLDIVEO IDC. Any other means such as “Tamboré DTC (DG of the Walter Torres Condominium)” or GLETE DTC shall be treated as a Special Project through a study. This proposal does not include any type of installation of the links in the “Tamboré DTC (DG of the Walter Torres Condominium)” or GLETE DTC.

◾	The use of ANY/ANY rules in the Advanced Firewall of the shared environment is not allowed.

◾	All windows for the execution of changes, requisitions or any kind of actions that imply unavailability will be previously communicated and agreed with PAGSEGURO INTERNET LTDA

◾	PAGSEGURO INTERNET LTDA will be fully responsible for the availability of all hardware/software resources necessary to execute the service, except for the resources owned by UOLDIVEO;

◾	When necessary, PAGSEGURO INTERNET LTDA must ensure that professionals are available and able to support the activities inherent to the solution contracted and described in this proposal.

◾	Third-party products (hardware, software, etc.) acquired by PAGSEGURO INTERNET LTDA will follow the manufacturers’ standard lifecycle, and hence it is at UOLDIVEO’s discretion to provide support or not for the items mentioned when they are out of their life cycles (there will be no SLA for products that have had their life cycle closed by the manufacturers);

◾	UOLDIVEO reserves the right to change any type of supplier, brand, or software version of products used in its standard portfolio of services without adversely affecting the services of PAGSEGURO INTERNET LTDA for matters of technological updating or adaptation to market standards. UOLDIVEO is responsible for communicating in advance any type of change in its environment;

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Responsibilities:

☑	UOLDIVEO’S RESPONSIBILITIES:

◾	Supply the information and technical clarification requested by PAGSEGURO INTERNET LTDA on the execution of the services;

◾	Have access to the installations of the environments that are the subject matter of this proposal only with the knowledge and authorization supplied by PAGSEGURO INTERNET LTDA;

◾	Issue, in the due terms, all documents that are its responsibility;

☑	PAGSEGURO INTERNET LTDA’S RESPONSIBILTIES:

◾	Any item that comes to be altered or included will be the subject of an additional commercial proposal;

◾	Supply authorization to access its installations when necessary to execute the scope of activities in this proposal;

◾	Supply in a timely manner, when it is its responsibility, the data and clarification requested by UOLDIVEO;

◾	Place at the disposal of UOLDIVEO the technical information about managed environment devices, including manuals, plans and data on previously executed services;

◾	Make a focal point available capable of supplying environmental information necessary for the execution of the activities contained in the schedule presented in this document;

◾	Supply physical space and infrastructure resources necessary for project implementation, when the client’s environment is outside the UOLDIVEO Datacenter.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Annex – SLA (Service Level Agreements):

UOLDIVEO is committed to fully complying with the SLA commitments by supplying redundancy and diversity in every aspect. All UOLDIVEO infrastructure equipment is implemented with redundancy for maximum availability.

We work with the following indicators of annual availability, evaluated monthly for credit purposes:

◾	Infrastructure available 99.9% of time;

◾	Provision of Internet in the Data Center available 99.9% of the time (when applicable);

The following average repair times, Mean Time to Recovery (MTTR), will be considered:

Type of Impact	Severity	Mean Time to Recovery (MTTR)

•       Availability of the services totally affected (completely unavailable);

•       All or most users are unable to operate;

•       Risk of loss of physical security of the Data Center environment;

•       Detection of attack or invasion of the environment*

•       Risk of fraud or breach of confidential information*.

	P1	4 hours

•       Availability of the services partially affected;

•       A considerable number of users are having difficulty operating;

•       Client environment degraded or with intermittent drops;

•       Partially unavailable link access*.

	P2	12 hours

•       Degradation of services without unavailability (degradation of quality);

•       A very small number of users with difficulty to operate or consult information;

•       A group of clients unable to use some non—critical function.

	P3	24 hours
• Requests for non—critical technical support; • Requests for information or non—strategic or critical activities; • Request for occasional reports for verification.	P4	96 hours

*	When applicable.

Other information related to the SLA is included in the Service Level Annex which is an integral part of the contract.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Annex – Connectivity

A crucial element for high availability of a Data Center is the quality of its internal network and its connectivity with the backbones of the telecommunications operators. All internal infrastructure of UOLDIVEO Datacenters is made available redundantly.

More than 20 Telecommunication operators have connectivity with our Datacenters, which allows the flexibility and diversity of connections of the Lan-to-Lan, VPN IP MPLS, ClearChannel type, etc.

The following is the list of operators that have a Point of Presence in our Datacenters:

DATACENTER TAMBORE	DATACENTER GLETE
GVT	GVT
ALGAR	ALGAR
OI	OI
TIM	TIM
EMBRATEL	EMBRATEL
VIVO	VIVO
AVVIO	AVVIO
SAMM CCR	SAMM CCR
ASCENTY	ASCENTY
TRANSIT	TRANSIT
NETELL	NETELL
MEGATELECOM	VIVAX
LEVEL 3	COMPULINE
NEOVIA (RADIO)	WCS
COMPULINE	AMERICANET
HTT HORIZONS	SMART TELECOM

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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IP Connectivity

The UOLDIVEO Datacenters are interconnected by redundant high-capacity fiber optic rings, which allows low-latency traffic between them and the use of high bandwidths.

Thus, in addition to the possibility of our clients being able to exchange traffic between the UOLDIVEO Datacenters, all IP traffic is distributed among them, which generates an Internet capacity of more than 200Gbps.

All the internal connectivity of UOLDIVEO Datacenters is made available redundantly, from the delivery of the connections in our clients’ equipment, to all the networking infrastructure configured in High Availability.

The Border Gateway Protocol (BGP) configuration is made and maintained on UOLDIVEO’s edge routers (routers physically interconnected to the Internet Backbone), which allows the UOLDIVEO backbone to have very high capacity and availability at its output to the Internet.

The following is the list of connected operators in our Datacenters that make the output to the Internet available for UOLDIVEO:

✓	Oi

✓	VIVO

✓	CTBC

✓	TIM

✓	NET

✓	Level 3

✓	GVT

✓	Highwinds

✓	PTT-Metro

Valid IP addresses:

UOLDIVEO supplies as standard ten (10) valid IP addresses free of any cost, a higher number of addresses will be subject to analysis, after short justification by PAGSEGURO INTERNET LTDA.

The addresses supplied are under the ownership of UOLDIVEO, and if the agreement is terminated or the addresses are not used, they may be reallocated.

Primary and Secondary DNS:

The service includes registration of up to 05 domains on UOLDIVEO’s primary and secondary DNS servers. UOLDIVEO cannot assume the role of registering entity of PAGSEGURO INTERNET LTDA’s domains.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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Annex – Infrastrucutre: UOLDIVEO Tamboré Data Center

General Aspects:

The UOLDIVEO Data Center is located in Tamboré at Avenida Ceci, 1850. Within the methodology developed by UOLDIVEO, the following criteria were used to define the location of the Data Center:

Location issues

Near to the important roads in the State of São Paulo with easy access, a region with electricity networks with high availability and reliability. Near to Central Business Districts; near to Industrial Zones.

Characteristics of the Site

Possibility of Enlargement; Availability of Parking; Availability of External Space; Accessibility of the Site to Vehicles; Security of the site.

Public Service Issues

Availability of Energy; Availability of Redundant Power Supply; Availability of Fiber Redundancy.

Physical Space

The UOLDIVEO Data Center has 17,000m2 (square meters) with a total capacity of up to 4,000 racks.

Redundant Electrical Energy System:

The Data Center is located in the W.T. Technology Park Condominium and is powered by two Eletropaulo Energy Transmission lines of the highest reliability. These two 88 kV lines are energized by the Transmission Transformer Stations: Edgar de Souza and Pirituba.

A failure in the supply of electrical energy by the public utility provider will not cause any inconvenience to clients, since the Data Center has generators in the N+1 configuration guaranteeing the power supply regardless of the duration of the public utility provider’s power failure or power outage, because it has 180,000-liter diesel fuel tanks guaranteeing 03 days of autonomy without the need for refuelling.

The Data Center has a set of Uninterruptible Power Supplies (UPSs) that automatically assumes the load during a power failure until the generator engine groups start. Within a maximum of 2 minutes the generators start up re-establishing the alternating electricity current.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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The uninterrupted energy supply is composed of 04 (four) independent systems, each of which has three UPSs in parallel-redundant connection, producing a total of 12MVA, with battery banks that allow its use at maximum capacity, around fifteen minutes.

It also has two independent rotary UPS systems, with a current installed power of 3.4MVA, being able to reach three systems with a total capacity of 10.2MVA

The architecture of the electrical system provides two independent lines or sources of stabilized power at 208 VAC originating from different UPS sets, armored busways and distribution boards on the clients’ racks, ensuring reliability and redundancy.

Redundant climatization system:

The air conditioning unit in the Tamboré Data Center is composed of liquid chillers in the N+1 configuration. The chillers are responsible for the “production of cold water”, which circulates throughout the building, through special and thermally insulated pipes, bringing cold water to all air conditioners (fan coils) that serve the technical areas and offices, ensuring adequate climatization (temperature and humidity).

The fan coils are high-precision, state-of-the-art equipment with microprocessors maintaining the room temperature at 22ºC (± 3ºC), controlling also the relative humidity of the room, maintaining it at 50% (± 15%), through a heating and humidification system. The air is insufflated under the raised floor, through strategically distributed diffusers, guaranteeing homogeneity in the distribution and consequently in the ambient temperature.

In all technical rooms, the N+1 with redundancy concept was adopted for all the infrastructure equipment, and thus, there is always an air conditioner in reserve, always ready to operate in the event of failure or maintenance on any of them.

The arrangement of the racks, whether they in an open area or in cages, shall follow the configuration of hot corridor, cold corridor for the best efficiency of the air conditioning system.

Fire detection and prevention system:

The Data Center is equipped with a state-of-the-art fire suppression and alarm system operated by highly-trained personnel to respond to fire incidents. In the event of a fire starting, the entire system is activated by

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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sophisticated sensors called VESDA (Very Early Smoke Detection Alarm), which is sensitive to small volumes of smoke.

The detection system is complemented by ionic smoke detectors installed in the environment and below the raised floor.

Second stage fire fighting is carried out by reducing the level of oxygen in the environment through an inert gas, called Inergen, which has ecological properties that do not harm equipment or people.

If the fire is not extinguished by the Inergen gas there is also a dry piping Sprinkler system, hand fire extinguishers and complementary hydrants, for the purpose of extinguishing the fire in this zone, thus avoiding any disturbance in other operational rooms.

Physical Security:

The UOLDIVEO Data Center has properly prepared and trained security officers 24 hours a day, 7 days a week, 365 days a year. The armored security booths are strategically located at the perimeter of the UOLDIVEO Data Center site. All internal and external areas of the UOLDIVEO Data Center are monitored by high resolution cameras that are part of the closed circuit television that register and digitally record the images that are stored for periods of up to 90 days.

All persons entering Data Center premises are registered in the access control system. Access to any area in the Data Center is controlled through the use of access devices that include two levels of authentication—card + password, and biometrics (when applicable). Only authorized persons will be able to access the area in which their equipment is located.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br

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All environments in the Data Center are segregated and access to them is protected by card and password authentication.

Motion detectors also advise security officers if UOLDIVEO clients or personnel are in places outside their designated areas.

Monitoring Center:

The behavior of the Backbone and of the entire structure of contracted services is permanently controlled through an operations and alarm monitoring center, called the Command Center. This center of operations has a highly able and constantly trained technical team for the operation of various monitoring tools, specifically defined for each procedure or activity, such as hardware monitoring, bandwidth usage measurement, and device accessibility testing, etc.

The information contained in this document is confidential and may not be published or disclosed without the prior written permission of UOLDIVEO.

Rua Tenente Negrão 166. São Paulo – SP. CEP 04530-030. www.uoldiveo.com.br